UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012 (April 5, 2012)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Helix Energy Solutions Group, Inc. (the “Company”) will host an Analyst Day on South Padre Island on April 9, 2012 and a tour of its Q4000 well intervention vessel on April 10, 2012.  The press release announcing these events is attached hereto as Exhibit 99.1 and the presentation materials to be delivered at the Analyst Day are attached hereto as Exhibit 99.2.   Each of the exhibits is incorporated by reference herein. The presentation materials have also been posted in the Presentations section under Investor Relations of Helix’s website, www.HelixESG.com.

    This Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the well intervention market and the characteristics and effectiveness of certain proposed vessels. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description

----------                      --------------

99.1	Press Release dated April 5, 2012 announcing Helix hosting an Analyst Day on April 9, 2012 and Q4000 Tour on April 10, 2012.

99.2	Materials to be presented at the Analyst Tour of Q4000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           April 9, 2012

         HELIX ENERGY SOLUTIONS GROUP, INC.

          By:              /s/ Anthony Tripodo
          Anthony Tripodo
          Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Press Release dated April 5, 2012 announcing Helix hosting an Analyst Day on April 9, 2012 and Q4000 Tour on April 10, 2012.

99.2	Materials to be presented at the Analyst Tour of Q4000.